UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 3, 2014
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2014, O.Com Land LLC, a wholly owned subsidiary of Overstock.com, Inc., entered into a Second Amendment dated September 3, 2014 (the “Second Amendment”) to a Purchase and Sale Agreement dated May 5, 2014 with Gardner Bingham Junction Holdings, L.C. and Arbor Bingham Junction Holdings, L.C. (the “Purchase Agreement”) relating to the potential purchase of real property located in the Salt Lake Valley. The Purchase Agreement is described in the Form 8-K previously filed by Overstock.com, Inc. on May 7, 2014. The Second Amendment extends the Due Diligence Period (as defined in section 3 of the Purchase Agreement) to September 26, 2014.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits
10.1 Second Amendment to Purchase and Sale Agreement, dated September 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ MARK J. GRIFFIN
Mark J. Griffin
Senior Vice President, General Counsel and Corporate Secretary
Date:	September 8, 2014

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